Exhibit 10.2

FOURTH ADDENDUM

THIS ADDENDUM, made and entered into this 7th day of April, 2020, to that Lease dated December 16, 2010, by and between CRESTVIEW, LLC, a Colorado limited liability company (herein called “Landlord”) and MIRAGEN THERAPEUTICS, INC., a Delaware corporation (herein called “Tenant”).

The parties hereto agree to modify said Lease, effective as of the date of last signature below, as follows:

1.	Paragraph 1n is modified to read as follows:

n.    “Primary Lease Term.” The term of the Lease shall commence at 12:01 a.m. on the 1st day of January, 2011 and shall terminate at 12:00 midnight on the 31st day of December, 2021, a term of eleven (11) years.

2.    Paragraph 4 is modified to read as follows:

RENT. Tenant agrees to pay to Landlord as Base Rent, without prior notice or demand, the following amounts:
Schedule of Base Rent
Month(s) Monthly Base Rent     Annual Base Rent
January 2011-May 2011         $15,627.50         $78,137.50 (Only 5 Months)

June 2011-May 2012            $15,627.50         $187,530.00

June 2012-May 2013            $16,174.46         $194,093.52

June 2013-May 2014            $16,740.57         $200,886.84

June 2014-May 2015            $17,326.49         $207,917.88

June 2015-September 2015        $16,185.63         $64,742.52 (Only 4 Months)

October 2015                $18,262.20         $18,262.20 (Only 1 Month)

November 2015            $26,914.54         $26,914.54 (Only 1 Month)

December 2015-November 2016    $26,914.54         $322,974.48

December 2016-November 2017    $31,481.79         $377,781.48

December 2017-November 2018    $32,504.95         $390,059.40

December 2018-November 2019    $33,561.36         $402,736.32

December 2019-December 2020    $34,652.10         $450,477.30 (13 Months)

January 2021-December 2021    $35,778.29         $429,339.48

Total Base Rent:                         $3,351,853.46

Tenant shall begin to pay the Base Rent on the date the Primary Lease Term commences and thereafter on the first day of each month during the term hereof. Except as provided herein, all Rents shall be paid in advance, without notice, set off, abatement, counterclaim, deduction or diminution, at The Colorado Group, Inc., 3434 47th Street, Suite 220, Boulder, Colorado 80301, Attn: Susan Chrisman, or at such place as Landlord, from time-to-time, designates in writing. In addition, Tenant shall pay to Landlord Tenant’s Pro Rata Share of Operating Expenses as provided herein and such other charges as are required by the terms of this Lease to be paid by Tenant which shall be referred to herein as “Additional Rent.” Landlord shall have the same rights as to the Additional Rent as it has in the payment of Base Rent. At no time shall Tenant’s Rent obligation be less than the Base Rent amount set forth above.

3.    Other than as modified herein, all terms and conditions of the Lease shall remain unchanged.

IN WITNESS WHEREOF, the undersigned have executed this document as of the date above written.

LANDLORD:		TENANT:
CRESTVIEW, LLC		MIRAGEN THERAPEUTICS, INC.

By:	/s/ Steven P. Chrisman	By:	/s/ Jason A. Leverone

	Steven P. Chrisman		Jason A. Leverone
	Manager		Chief Financial Officer
	864 W. South Boulder Road, Suite 200		6200 Lookout Road, Suite 100
	Louisville, Colorado 80027		Boulder, Colorado 80301
	Tax I.D. 84-1445718		Tax I.D. 20-4362468